                                                              Exhibit 1


                             Joint Filing Agreement


         The undersigned parties hereby agree that the Schedule 13D filed herewith (and any amendments thereto) relating to the Common Stock of Eldorado Bancshares, Inc. is being filed jointly with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended.

         Each undersigned party hereby authorizes Dartmouth Capital Group, L.P. to act as the undersigned party's authorized representative for the purpose of filing all amendments to the Schedule 13D filed herewith. Dartmouth Capital Group, L.P shall continue to have the authority granted hereby until the authority to act as the undersigned party's representative is revoked in a writing filed as an amendment to this Schedule 13D.



                                            DARTMOUTH CAPITAL GROUP, L.P.

                                            By:  Dartmouth Capital Group, Inc.,
                                                 its general partner

Dated: April 20, 1999                       By: /s/ Robert P. Keller
                                                -------------------------------
                                                Robert P. Keller, President


                                            Dartmouth Capital Group, Inc.

                                            By: /s/ Robert P. Keller
                                                -------------------------------
                                                Robert P. Keller, President


                                            /s/ Robert P. Keller
                                            -----------------------------------
                                            Robert P. Keller



                                            /s/ Ernest J. Boch
                                            -----------------------------------
                                            Ernest J. Boch



                                            /s/ John J. Byrne
                                            -----------------------------------
                                            John J. Byrne



                                            /s/ Edward A. Fox
                                            -----------------------------------
                                            Edward A. Fox


                                            /s/ Charles E. Hugel
                                            -----------------------------------
                                            Charles E. Hugel



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                                            /s/ K. Thomas Kemp
                                            -----------------------------------
                                            K. Thomas Kemp



                                            /s/ Jefferson W. Kirby
                                            -----------------------------------
                                            Jefferson W. Kirby



                                            Northwood Capital Partners LLC

                                            By: /s/ Henry T. Wilson
                                            -----------------------------------
                                                Henry T. Wilson, Manager



                                            Northwood Ventures LLC

                                            By: /s/ Henry T. Wilson
                                            -----------------------------------
                                                Henry T. Wilson, Manager




                                            /s/ John J. F. Sherrerd
                                            -----------------------------------
                                            John J. F. Sherrerd



                                            /s/ George W. Wyper
                                            -----------------------------------
                                            George U. Wyper



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